                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                           W. R. BERKLEY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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     previously. Identify the previous filing by registration statement number,
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

                           W. R. BERKLEY CORPORATION
                               475 STEAMBOAT ROAD
                          GREENWICH, CONNECTICUT 06830
                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 11, 2004
                         ------------------------------

To The Stockholders of
W. R. BERKLEY CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of W. R. Berkley Corporation (the "Company") will be held at its executive offices at 475 Steamboat Road, Greenwich, Connecticut, on Tuesday, May 11, 2004 at 1:30 p.m. for the following purposes:

     (1) To elect four directors to serve until their successors are duly elected and qualified;

     (2) To approve the W. R. Berkley Corporation 2004 Long-Term Incentive Plan;

     (3) To approve and adopt an amendment to the Company's Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 150,000,000 to 300,000,000;

     (4) To ratify the appointment of KPMG LLP as independent certified public accountants for the Company for the fiscal year ending December 31, 2004; and

     (5) To consider and act upon any other matters which may properly come before the Annual Meeting or any adjournment thereof.

     In accordance with the provisions of the Company's By-Laws, the Board of Directors has fixed the close of business on March 19, 2004 as the date for determining stockholders of record entitled to receive notice of, and to vote at, the Annual Meeting.

     Your attention is directed to the accompanying proxy statement.

     You are cordially invited to attend the Annual Meeting. If you do not expect to attend the Annual Meeting in person, please date, sign and return the enclosed proxy as promptly as possible in the enclosed reply envelope.

                                          By Order of the Board of Directors,
                                          IRA S. LEDERMAN
                                          Senior Vice President,
                                          General Counsel and Secretary
Dated: April 12, 2004

                           W. R. BERKLEY CORPORATION

                                PROXY STATEMENT
                         ------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 11, 2004

                         ------------------------------

                     SOLICITATION AND REVOCATION OF PROXIES

     The enclosed proxy is solicited by the Board of Directors of W. R. Berkley Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held at the executive offices of the Company, 475 Steamboat Road, Greenwich, Connecticut, on Tuesday, May 11, 2004 at 1:30 p.m. and at any adjournment thereof.

     The giving of a proxy does not preclude a stockholder from voting in person at the Annual Meeting. The proxy is revocable before its exercise by delivering either written notice of such revocation or a later dated proxy to the Secretary of the Company at its executive offices at any time prior to voting of the shares represented by the earlier proxy. In addition, stockholders attending the Annual Meeting may revoke their proxies by voting at the Annual Meeting.

     The expense of preparing, printing and mailing this proxy statement will be paid by the Company. The Company has engaged Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies from stockholders for a fee estimated at $6,500. In addition to the use of the mails, proxies may be solicited personally or by telephone by regular employees of the Company without additional compensation, as well as by Georgeson employees. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their direct costs in sending the proxy materials to the beneficial owners of the Company's common stock.

     The Annual Report of the Company for the fiscal year ended December 31, 2003 is being mailed to all stockholders with this proxy statement. The approximate mailing date is April 12, 2004.

     A list of stockholders will be available for inspection during business hours for at least ten days prior to the Annual Meeting at the executive offices of the Company at 475 Steamboat Road, Greenwich, Connecticut 06830.

     The matters to be acted upon are described in this proxy statement. Proxies will be voted at the Annual Meeting, or at any adjournment thereof, at which a quorum is present, in accordance with the directions on the proxy. Votes cast by proxy or in person at the Annual Meeting will be tabulated by election inspectors appointed for the Annual Meeting. The election inspectors will also determine whether a quorum is present. The holders of a majority of the common stock outstanding and entitled to vote who are present either in person or represented by proxy constitute a quorum for the Annual Meeting. The election inspectors will treat abstentions and "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted. A "broker non-vote" is when a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter and has not received instructions from the beneficial owner with respect to that matter.

                      OUTSTANDING STOCK AND VOTING RIGHTS

     Only stockholders of record at the close of business on March 19, 2004 are entitled to receive notice of and to vote at the Annual Meeting. The number of shares of voting stock of the Company outstanding and entitled to vote on that date was 83,784,577 shares of common stock. Each such share of common stock is entitled to one vote. At March 19, 2004, executive officers and directors of the Company owned or controlled approximately 15.0% of the outstanding common stock. Information as to persons beneficially owning 5% or more of the common stock may be found under the heading "Principal Stockholders" below.

     Unless otherwise directed in the proxy, the persons named therein will vote "FOR" the election of the director nominees listed below, "FOR" the approval of the W. R. Berkley Corporation 2004 Long-Term Incentive Plan, "FOR" the approval of the amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 300,000,000 and "FOR" the ratification of the appointment of KPMG LLP as the Company's independent certified public accountants for its fiscal year ending December 31, 2004. If a returned proxy does not specify a vote for or against a proposal, it will be voted in favor thereof.

     The election of directors, the approval of the W. R. Berkley Corporation 2004 Long-Term Incentive Plan and the ratification of the appointment of KPMG LLP require the affirmative vote of a majority of the shares present at the meeting to constitute the action of the stockholders. The approval of the amendment to the Company's Restated Certificate of Incorporation requires the affirmative vote of a majority of the shares of common stock outstanding and entitled to vote at the Annual Meeting.

     As of the date hereof, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other business shall properly come before the Annual Meeting, the persons named in the proxy will vote according to their best judgment.

                             ELECTION OF DIRECTORS

     As permitted by Delaware law, the Board of Directors is divided into three classes, the classes being divided as equally as possible and each class having a term of three years. Each year the term of office of one class expires. This year the term of a class consisting of three directors expires. It is the intention of the Board that the shares represented by proxy, unless otherwise indicated therein, will be voted for the election of William R. Berkley, Jr., Ronald E. Blaylock and Mark E. Brockbank as directors to hold office for a term of three years until the Annual Meeting of Stockholders in 2007 and until their respective successors are duly elected and qualified. In addition, it is the intention of the Board that the shares represented by proxy, unless otherwise indicated thereon, will be voted for the election of Rodney A. Hawes, Jr. to hold office for a term of one year until the Annual Meeting of Stockholders in 2005 and until his successor is duly elected and qualified.

     The persons designated as proxies reserve full discretion to cast votes for other persons in the event any such nominee is unable to serve. However, the Board has no reason to believe that any nominee will be unable to serve if elected. The proxies cannot be voted for a greater number of persons than the four named nominees.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.

     The following table sets forth information regarding each nominee and the remaining directors who will continue in office after the Annual Meeting.

                                                   SERVED AS
                                                    DIRECTOR
                                                  CONTINUOUSLY    BUSINESS EXPERIENCE DURING PAST 5 YEARS
NOMINEES TO SERVE IN OFFICE UNTIL 2007             SINCE/AGE               AND OTHER INFORMATION
--------------------------------------            ------------   ------------------------------------------
William R. Berkley, Jr..........................       2001      Senior Vice President -- Specialty
                                                     Age 31      Operations of the Company since January
                                                                 2003 and Vice Chairman of Berkley
                                                                 International, LLC since May 2002. Mr.
                                                                 Berkley served previously as Senior Vice
                                                                 President of the Company from January
                                                                 2002, Vice President of the Company from
                                                                 May 2000 to January 2002, President of
                                                                 Berkley International, LLC from January
                                                                 2001 to May 2002 and Executive Vice Presi-
                                                                 dent of Berkley International, LLC from
                                                                 March 2000 to January 2001. He joined the
                                                                 Company in September 1997. From July 1995
                                                                 to August 1997, Mr. Berkley was employed
                                                                 in the Corporate Finance Department of
                                                                 Merrill Lynch Investment Company. Mr.
                                                                 Berkley is also a director of Associated
                                                                 Community Bancorp, Inc. and its
                                                                 Connecticut Community Bank, N.A.
                                                                 subsidiary; Interlaken Capital, Inc.; LD
                                                                 Realty Advisors LLC; Strategic Dis-
                                                                 tribution, Inc.; and W. R. Berkley
                                                                 Corporation Charitable Foundation. Mr.
                                                                 Berkley is the son of William R. Berkley.

Ronald E. Blaylock(1)(2)(3).....................       2001      Founder, Chairman and Chief Executive Of-
                                                     Age 44      ficer of Blaylock & Partners, L.P., an
                                                                 investment banking firm. Mr. Blaylock held
                                                                 senior management positions with
                                                                 PaineWebber Group and Citicorp before
                                                                 launching Blaylock & Partners in 1993. Mr.
                                                                 Blaylock is also a director of Radio One,
                                                                 Inc.

Mark E. Brockbank(3)(4).........................       2001      Mr. Brockbank, retired, served from 1995
                                                     Age 52      to 2000 as Chief Executive of XL Brockbank
                                                                 LTD, an underwriting management agency at
                                                                 Lloyd's of London. Mr. Brockbank was a
                                                                 founder of the predecessor firm of XL
                                                                 Brockbank LTD and was a director of XL
                                                                 Brockbank LTD from 1983 to 2000.

                                                   SERVED AS
                                                    DIRECTOR
                                                  CONTINUOUSLY    BUSINESS EXPERIENCE DURING PAST 5 YEARS
NOMINEE TO SERVE IN OFFICE UNTIL 2005              SINCE/AGE               AND OTHER INFORMATION
-------------------------------------             ------------   -----------------------------------------
Rodney A. Hawes, Jr.............................    -- /         Mr. Hawes is associated with Insurance
                                                   Age 66        Investment Associates ("IIA"), which he
                                                                 founded in 1972. IIA provides investment
                                                                 banking services to the insurance
                                                                 industry. Mr. Hawes was the Chairman of
                                                                 the Board and Chief Executive Officer of
                                                                 Life Re Corporation from 1988 to 1998.

                                                   SERVED AS
                                                    DIRECTOR
                                                  CONTINUOUSLY    BUSINESS EXPERIENCE DURING PAST 5 YEARS
DIRECTORS TO CONTINUE IN OFFICE UNTIL 2005         SINCE/AGE               AND OTHER INFORMATION
------------------------------------------        ------------   -----------------------------------------
Richard G. Merrill(3)(4)........................    1994         Executive Vice President of Prudential
                                                   Age 73        Insurance Company of America from August
                                                                 1987 to March 1991 when he retired. Prior
                                                                 thereto, Mr. Merrill served as Chairman
                                                                 and President of Prudential Asset
                                                                 Management Company since 1985. Mr.
                                                                 Merrill is also a director of Sysco
                                                                 Corporation.

Jack H. Nusbaum(2)(5)(6)........................    1967         Chairman of the New York law firm of
                                                   Age 63        Willkie Farr & Gallagher LLP, where he
                                                                 has been a partner for more than the last
                                                                 five years. He is also a director of
                                                                 Strategic Distribution, Inc. and The
                                                                 Topps Company, Inc.

Mark L. Shapiro(1)(2)(3)........................    1974         Since September 1998, Mr. Shapiro has
                                                   Age 60        been a private investor. From July 1997
                                                                 through August 1998, Mr. Shapiro was a
                                                                 Senior Consultant to the Export-Import
                                                                 Bank of the United States. For more than
                                                                 five years prior thereto, he was a
                                                                 Managing Director in the investment
                                                                 banking firm of Schroder & Co. Inc.

                                                   SERVED AS
                                                    DIRECTOR
                                                  CONTINUOUSLY    BUSINESS EXPERIENCE DURING PAST 5 YEARS
DIRECTORS TO CONTINUE IN OFFICE UNTIL 2006         SINCE/AGE               AND OTHER INFORMATION
------------------------------------------        ------------   -----------------------------------------
William R. Berkley(5)(6)........................    1967         Chairman of the Board and Chief Executive
                                                   Age 58        Officer of the Company since its
                                                                 formation in 1967. He also serves as
                                                                 President and Chief Operating Officer, a
                                                                 position which he has held since March 1,
                                                                 2000 and has held at various times from
                                                                 1967 to 1995. Mr. Berkley also serves as
                                                                 Chairman of the Board or director of a
                                                                 number of public and private companies.
                                                                 These include Associated Community
                                                                 Bancorp, Inc. and its Connecticut
                                                                 Community Bank, N.A. subsidiary; Interla-
                                                                 ken Capital, Inc.; Strategic
                                                                 Distribution, Inc.; The First Marblehead
                                                                 Corporation; and W. R. Berkley
                                                                 Corporation Charitable Foundation. Mr.
                                                                 Berkley is the father of William R.
                                                                 Berkley, Jr.

George G. Daly(3)(4)............................    1998         Fingerhut Professor and Dean Emeritus,
                                                   Age 63        Stern School of Business, New York
                                                                 University, since August 2002.
                                                                 Previously, he was Dean, Stern School of
                                                                 Business, and Dean Richard R. West
                                                                 Professor of Business, New York
                                                                 University, for more than five years. In
                                                                 addition to his academic career, Dr. Daly
                                                                 served as Chief Economist at the U.S.
                                                                 Office of Energy Research and Development
                                                                 in 1974. He is also a director of The
                                                                 First Marblehead Corporation.

Philip J. Ablove(1)(3)..........................    2002         Executive Vice President and Chief
                                                   Age 63        Financial Officer of Pioneer Companies,
                                                                 Inc. from March 1996 to December 2002,
                                                                 when he retired. Mr. Ablove was Senior
                                                                 Vice President and Chief Financial
                                                                 Officer of W. R. Berkley Corporation from
                                                                 July 1973 until April 1983.

------------------------------
(1) Member of Audit Committee.

(2) Member of Business Ethics Committee.

(3) Member of Nominating and Corporate Governance Committee.

(4) Member of Compensation and Stock Option Committee.

(5) Member of Executive Committee.

(6) Member of Pricing Committee.

                     CORPORATE GOVERNANCE AND BOARD MATTERS

     Our Board of Directors is committed to sound and effective corporate governance practices. Accordingly, our Board has adopted written Corporate Governance Guidelines, which address, among other things, (1) director qualification standards, (2) director responsibilities, (3) director access to management and, as necessary and appropriate, independent advisors, (4) director compensation, (5) director orientation and continuing education, (6) management succession, and (7) annual performance evaluation of the Board.

     The Board of Directors has standing committees including: the Audit Committee, Compensation and Stock Option Committee, and Nominating and Corporate Governance Committee. Each of these committees has a written charter. Our Corporate Governance Guidelines and the charters for each of these standing committees are available for review on our website at www.wrberkley.com, and the Audit Committee charter is also attached as Annex A hereto.

     The Board is currently composed of nine directors, all of whom, other than Messrs. William R. Berkley, William R. Berkley, Jr. and Jack H. Nusbaum, have been determined by the Board to be independent in accordance with applicable New York Stock Exchange rules. At this Annual Meeting, the Board is being expanded to ten directors through the proposed addition of an additional independent director.

     The Board held five meetings during 2003. No director attended fewer than 75% of the total number of meetings of the Board and all committees on which he served. The Company encourages its directors to attend its Annual Meeting of Stockholders, and at last years' meeting at least two directors were in attendance.

     BOARD COMMITTEES

     AUDIT COMMITTEE. The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditors' qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) compliance by the Company with legal and regulatory requirements. The Audit Committee has also adopted procedures to receive, retain and treat any good faith complaints received regarding accounting, internal accounting controls or auditing matters and provide for the anonymous, confidential submission of concerns regarding these matters.

     The Audit Committee is currently composed of Messrs. Shapiro, Blaylock and Ablove, all of whom are independent under the rules of the SEC and the New York Stock Exchange. Mr. Shapiro is the current Chair of the committee. The Board has identified Mr. Shapiro as a current member of our Audit Committee who meets the definition of an "audit committee financial expert" recently established by the SEC. During fiscal 2003, the Audit Committee held seven meetings.

     The Audit Committee has determined to engage KPMG LLP as independent auditors for fiscal year 2004 and is recommending that our stockholders ratify this appointment at our annual meeting. The report of our Audit Committee is found on page 25 of this proxy statement.

     COMPENSATION AND STOCK OPTION COMMITTEE. The Compensation and Stock Option Committee has overall responsibility for discharging the Board's responsibilities relating to the compensation of the Company's senior executive officers and directors.

     The Compensation and Stock Option Committee is currently composed of Messrs. Merrill, Brockbank and Daly, all of whom are independent under the rules of the New York Stock Exchange. Mr. Merrill is the current Chair of the committee. During fiscal 2003, the Compensation and Stock Option Committee held nine meetings and took action by unanimous written consent on two occasions. The report of our Compensation and Stock Option Committee on executive compensation is found on page 12 of this proxy statement.

     NOMINATING AND CORPORATE GOVERNANCE COMMITTEE. The Nominating and Corporate Governance Committee was formed in 2004 to assist the Board in (1) identifying individuals qualified to become members of the Board (consistent with criteria to be approved by the Board), (2) recommending that the Board select the director nominees for the next annual meeting of stockholders or for other vacancies on the Board, (3) overseeing the evaluation of the Board and management, (4) reviewing the corporate governance guidelines and the corporate code of ethics and (5) generally advising the Board on corporate governance and related matters. Our Corporate Governance Guidelines address director qualification standards.

     The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders. Nominations for consideration by the Nominating and Corporate Governance Committee, together with a description of his or her qualifications and other relevant information, should be sent to the attention of the General Counsel, c/o W. R. Berkley Corporation, 475 Steamboat Road, Greenwich, Connecticut 06830. Stockholders may also follow the nomination procedures described under "Stockholder Nominations for Board Membership and Other Proposals for 2005 Annual Meeting" below.

     The Nominating and Corporate Governance Committee is currently composed of Messrs. Ablove, Blaylock, Brockbank, Daly, Merrill and Shapiro, all of whom are considered independent under the rules of the New York Stock Exchange.

     OTHER COMMITTEES. During 2003, the Board had three standing committees in addition to the committees set forth above: the Executive Committee, the Pricing Committee and the Business Ethics Committee.

     The Executive Committee is authorized to act on behalf of the Board during periods between Board meetings. The Committee is composed of Messrs. William R. Berkley and Nusbaum. During 2003, the Committee took action by unanimous written consent on one occasion.

     The Pricing Committee, which during 2003 was composed of Messrs. William R. Berkley and Nusbaum, acts in the event of certain offerings of the Company's securities with respect to such matters as determining the price and terms at which such securities shall be sold to underwriters and the public. During 2003, the Committee held two meetings.

     The Business Ethics Committee, which during 2003 was composed of Messrs. Blaylock, Nusbaum and Shapiro, administers the Company-wide business ethics program. The Committee reviews disclosures made by Company employees under the Company's Statement of Business Ethics, determines if any issue presented raises an ethics concern and takes any appropriate action. During 2003, the Committee held one meeting.

     CODE OF ETHICS

     We have had a Statement of Business Ethics in place for many years. This code, which applies to all of our employees, is a statement of our high standards for ethical behavior and legal compliance, and governs the manner in which we conduct our business. This Statement of Business Ethics covers all areas of professional conduct, including employment policies, conflicts of interest, intellectual property and the protection of confidential information, as well as adherence to the laws and regulations applicable to the conduct of our business.

     In 2004, we adopted a Code of Ethics for Senior Financial Officers. This Code of Ethics, which applies to our chief executive officer, chief financial officer and controller, addresses the ethical handling of conflicts of interest, the accuracy and timeliness of SEC disclosure and other public communications and compliance with law.

     A copy of our Statement of Business Ethics and Code of Ethics for Senior Financial Officers can be found on our website at www.wrberkley.com. We intend to disclose any amendments to these procedures, and waivers of these policies for executive officers and directors, on our website.

     COMMUNICATIONS WITH NON-MANAGEMENT DIRECTORS; EXECUTIVE SESSIONS

     A stockholder who has an interest in communicating with management or non-management members of the Board of Directors may do so by directing the communication to the General Counsel. Information about the Company, including with respect to its corporate governance policies and copies of its SEC filings, is available on our website at www.wrberkley.com. Our filings with the SEC are also available at the SEC's website at www.sec.gov. Persons who desire to communicate with the non-management directors should send their correspondence addressed to the attention of the General Counsel, c/o W. R. Berkley Corporation, 475 Steamboat Road, Greenwich, Connecticut 06830. The General Counsel will provide a summary of all appropriate communications to the addressed non-management directors and will provide a complete copy of such communications upon the request of the addressed director.

     In accordance with applicable New York Stock Exchange Rules, the non-management directors will meet regularly in executive session, with an additional meeting of independent directors only to be held annually.

                             DIRECTOR COMPENSATION

     For 2003, each director received a quarterly retainer of $6,000 and a fee of $1,500 for each Board meeting attended. In addition, on May 20, 2003, pursuant to the Company's 1997 Directors Stock Plan, each continuing director received 237 shares of common stock (adjusted for the 3-for-2 stock split effected in August 2003). The number of shares to be granted to each director under such Plan for each year is determined by dividing $7,500 by the closing price of the common stock on the trading day preceding the date of the Annual Meeting of Stockholders for the year in which the grant is made. For 2003, the annual retainer, the fees and the fair market value of such shares of common stock on the date of grant are included under "Executive Compensation" in the Summary Compensation Table for William R. Berkley. These shares of common stock are also included in the tables under "Principal Stockholders." Members of the Audit Committee and the Compensation and Stock Option Committee, which are both comprised solely of directors that are independent under the rules of the New York

Stock Exchange, each receive an annual stipend of $5,000, with their respective Chairmen each receiving an additional $5,000 annual stipend. Members of the Audit Committee and the Compensation and Stock Option Committee also each receive $1,000 for each substantive meeting attended.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth as of March 19, 2004 (except as otherwise noted below) those persons known by the Company to be the beneficial owners of more than 5% of the common stock:

                                                                 AMOUNT AND NATURE            PERCENT
         NAME AND ADDRESS OF BENEFICIAL OWNER                OF BENEFICIAL OWNERSHIP(1)       OF CLASS
------------------------------------------------------       --------------------------       --------
William R. Berkley                                                    11,472,724(2)            13.7%
475 Steamboat Road
Greenwich, CT 06830
Barclays Global Investors, NA                                          7,736,716(3)             9.3%(6)
45 Fremont Street
San Francisco, CA 94105
Gilder, Gagnon, Howe & Co. LLC                                         6,122,837(4)             7.3%(6)
1775 Broadway
New York, NY 10019
Janus Capital Management LLC                                           4,590,133(5)             5.5%(6)
100 Fillmore Street
Denver, CO 80206

------------------------------

(1) These amounts reflect the 3-for-2 common stock split effected on August 27, 2003.

(2) Includes 4,726,674 shares of common stock held in a limited liability company of which Mr. Berkley is the sole member, 2,255,625 shares which are subject to currently exercisable stock options, 202,500 shares of common stock underlying restricted stock units which are subject to forfeiture until vested, 28,310 shares held by Mr. Berkley's wife, as to which shares he disclaims beneficial ownership, and 7,651 shares held in several accounts for his children as to which Mr. Berkley is a custodian.

(3) Information as of December 31, 2003 based on a Schedule 13G, dated February 13, 2004, filed with the Securities and Exchange Commission on behalf of Barclays Global Investors, NA ("Barclays"). The Schedule 13G reported ownership of 7,736,716 shares of common stock then outstanding. The Schedule 13G reported that Barclays has sole voting power over 6,779,559 shares and sole dispositive power over 6,783,816 shares.

(4) Information as of December 31, 2003 based on a Schedule 13G, dated February 17, 2004, filed with the Securities and Exchange Commission on behalf of Gilder, Gagnon, Howe & Co. LLC ("GGH&C"). The Schedule 13G reported ownership of 6,122,837 shares of common stock then outstanding. The Schedule 13G reported that GGH&C has sole voting power over 54,947 shares and shared dispositive power over 6,122,837 shares.

(5) Information as of December 31, 2003 based on a Schedule 13G, dated February 16, 2004, filed with the Securities and Exchange Commission on behalf of Janus Capital Management LLC ("Janus"). The Schedule 13G reported ownership of 4,590,133 shares of common stock then outstanding. The Schedule 13G reported that Janus has sole voting power and dispositive power over 4,562,983 shares and shared voting power and dispositive power over 27,150 shares.

(6) The percent of class shown was based on the shares of common stock reported on the respective Schedules 13G and the total number of shares outstanding as of December 31, 2003. Assuming the beneficial ownership for these holders did not change, the percent of class based on the shares of common stock outstanding as of March 19, 2004 would be 9.2%, 7.3% and 5.5%, respectively.

     The following table sets forth information as of March 19, 2004 regarding ownership by all directors and executive officers of the Company, as a group, and each director and each executive officer named in the Summary Compensation Table, individually, of common stock. Except as described in the footnotes below, all amounts reflected in the table represent shares the beneficial owners of which have sole voting and investment power.

                                               AMOUNT AND NATURE        PERCENT
      NAME OF BENEFICIAL OWNER             OF BENEFICIAL OWNERSHIP(1)   OF CLASS
------------------------------------       --------------------------   --------
All directors and executive officers
  as a group (18 persons)                  12,539,493(2)(3)(4)(5)(6)    15.0%
Philip J. Ablove                                2,140                     *
Eugene G. Ballard                              45,375(3)                  *
William R. Berkley                         11,472,724(2)(3)             13.7%
William R. Berkley, Jr.                        94,992(3)(7)               *
Ronald E. Blaylock                              5,025                     *
Mark E. Brockbank                             356,525                     *
George G. Daly                                  5,289                     *
Ira S. Lederman                               118,311(3)(4)               *
James W. McCleary                             118,175(3)                  *
Richard G. Merrill                             28,763(5)                  *
Jack H. Nusbaum                                26,625                     *
Mark L. Shapiro                                 8,404                     *
James G. Shiel                                100,818(3)                  *

------------------------------
 *  Less than 1%.

(1) These amounts reflect the 3-for-2 common stock split effected on August 27, 2003.

(2) Includes 4,726,674 shares of common stock held in a limited liability company of which Mr. Berkley is the sole member, 28,310 shares held by Mr. Berkley's wife, as to which shares he disclaims beneficial ownership, and 7,651 shares held in several accounts for his children as to which Mr. Berkley is a custodian.

(3) The amounts shown for Messrs. Ballard, Berkley, Berkley, Jr., Lederman, McCleary and Shiel include 28,125, 2,255,625, 74,249, 62,636, 63,562 and
    69,750 shares of common stock, respectively, which are subject to stock options that are either currently exercisable or are exercisable within sixty days of March 19, 2004, and 15,000, 202,500, 15,000, 15,000, 11,250,
    and 11,250 shares of common stock underlying restricted stock units (RSUs), respectively, which are subject to forfeiture until vested.

(4) The amount shown for Mr. Lederman includes 2,712 shares of common stock held in accounts for his children, as to which Mr. Lederman is a custodian.

(5) The amount shown for Mr. Merrill includes 26,137 shares of common stock held in a family trust with Mr. Merrill and his spouse as trustees.

(6) The amounts shown for all directors and executive officers as a group include an aggregate of 2,675,450 shares of common stock which are subject to currently exercisable stock options held by executive officers of the Company, 300,000 shares of common stock underlying RSUs which are subject to forfeiture until vested, and 3,305 shares of common stock which are held by executive officers under the Company's Profit Sharing Plan.

(7) Of the amount shown for Mr. Berkley, Jr., 5,218 shares are included in the amount reported by William R. Berkley.

     The Company knows of no arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company. Under applicable Insurance Holding Company Acts in various states, a potential owner cannot exercise voting control over an amount in excess of 10% of the Company's outstanding voting securities (5% in the State of Florida) without obtaining prior regulatory approval.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

     During 2003, the Company engaged in certain transactions with Interlaken Capital, Inc., a company substantially owned and controlled by William R. Berkley, the Company's Chairman of the Board and Chief Executive Officer. The Company paid Interlaken $150,000 for services provided by certain employees of Interlaken in connection with the review of certain private equity transactions. Interlaken was reimbursed by the Company on a time and expense basis. Interlaken paid rent in the amount of $22,119 to the Company for separate office space on the Company's premises. Certain of the Company's employees perform services for Interlaken as well for which Interlaken compensates them separately.

     During 2001, certain subsidiaries of the Company invested an aggregate of $5,000,000 in unsecured promissory notes of The First Marblehead Corporation, a company of which William R. Berkley is a director and in which William R. Berkley and William R. Berkley, Jr. have, directly or indirectly, minority equity interests. The notes were scheduled to mature in 2004 and to bear base interest at a minimum rate of 10% per annum and bonus interest at the rate of 15% per annum. During 2003, the outstanding principal balance of the notes and all base and bonus interest thereon were pre-paid. The Company's effective rate of return on its investment in the notes was in excess of 24% per annum.

     Jack H. Nusbaum, a director of the Company, is Chairman of Willkie Farr & Gallagher LLP, outside counsel to the Company.

                    COMPENSATION AND STOCK OPTION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     The Compensation and Stock Option Committee (the "Committee") is comprised entirely of independent, non-management directors. The Committee has overall responsibility for discharging the Board of Director's responsibility relating to compensation of the Chief Executive Officer ("CEO"), other senior executive officers and directors.

     COMPENSATION PHILOSOPHY. The Compensation and Stock Option Committee follows a compensation philosophy under which the principal determinants of compensation are both the current and long-term financial performance of the Company, together with achievement of non-financial corporate objectives and individual performance. The Company's performance is reviewed by the Committee in both absolute terms and relative to the performance of the property and casualty insurance industry as a whole. The Committee believes that this approach provides incentives to the CEO and other management personnel to focus on meeting key corporate strategic objectives, such as enhancing returns and driving profitable growth while recognizing individual achievements. Focusing on these key objectives should in turn enhance stockholder value. The Committee also believes that it continues to be important to use compensation to attract and reward executives who contribute to the Company's long-term success by demonstrated, sustained performance.

     To this end, the Company relies on salary, annual cash incentive awards, equity-based compensation through the 2003 Stock Incentive Plan and long-term cash incentives through the Long-Term Incentive Compensation Plan ("LTIP"). The Company has not entered into employment agreements with any of its officers.

     For 2003, the Committee retained The Ross Companies ("Ross") to provide advice with respect to executive compensation. Ross advised the Committee with respect to the plans referred to below and with respect to the compensation of the CEO for 2003.

     2003 COMPANY PERFORMANCE. Because financial performance is a critical driver of executive compensation, the following is an overview of the Company's 2003 performance. This past year was an exceptional year for W. R. Berkley Corporation as the Company delivered record results:

     * Return on stockholders' equity rose to 25.3%, the highest in nearly three decades, surpassing the Company's targeted return of 15%

     * The Company's combined ratio performance in 2003 exceeded the industry's overall combined ratio performance by more than 1,000 basis points

     * Net income reached a new high of $3.87 per share, advancing 75% over 2002

     * Net premiums written increased 35% to $3.7 billion

     * Cash flow from operations increased 50% to $1.4 billion

     * Total stockholder return over the three year period ending December 31, 2003 was 71%

     Through the leadership of the CEO and the other executive officers, the Company achieved these results by capitalizing on increasing insurance prices and improving insurance policy terms and conditions, while improving the Company's market position relative to its competitors.

     BASE SALARY. With respect to base compensation in 2003 for executive officers other than the CEO, the Committee considered the Company's performance, past pay levels, existing market conditions and recommendations of the CEO with respect to such compensation.

     ANNUAL INCENTIVE. The annual incentive compensation for executive officers, other than the CEO, for 2003 was based primarily on the achievement of return on capital goals for 2003 set for the Company as a whole, and for those executives with business segment responsibility, the specific business segment returns. Additional individual goals were established for each executive based on the strategic direction for the areas managed. Actual awards for 2003 were determined by the CEO and reviewed with the Committee. The CEO provided the Committee a summary performance review of each executive officer and the heads of the significant operating units of the Company. Due to positive results in many of the business segments, and for the Company as a whole, most executive officers received an increase in annual incentive compensation over prior years.

     EQUITY-BASED COMPENSATION. It has generally been the Company's practice to grant stock options every other year, although the Committee may also grant options from time to time in its discretion, and the Committee may change such practice if it determines a change to be in the Company's best interest. Under the 2003 Stock Incentive Plan, options and other equity-based awards can be granted to the CEO and to other executives on a discretionary basis. In the past, the Committee has exercised this discretion to make grants based on an evaluation of each individual's ability to contribute to the Company's long-term growth and profitability. In addition, the Committee has also considered the level of a recipient's annual salary. In 2003, the Committee did not make grants under the 2003 Stock Incentive Plan to the CEO or other executive officers.

     In April 2003, the Committee made restricted stock unit grants from the Company's treasury shares to the CEO and certain executive officers. The Committee believes that these restricted stock unit grants will provide a strong retention vehicle for senior executives while further aligning their interests with those of the stockholders. Alignment with stockholder interests comes not only through stock price appreciation, but also through downside exposure and the dividend stream. Restricted stock units for 97,500 shares of common stock (adjusted for the 3 for 2 stock split) were granted to executive officers other than the CEO. Grant date values for units granted to the five executive officers whose compensation is disclosed in the proxy statement are set forth in the Summary Compensation Table under the heading "Executive Compensation." These restricted stock units vest after five years, with no incremental vesting of the units during the five year period, and the receipt of the actual shares are deferred until the executive retires from the Company or as otherwise provided in the agreement. This deferral allows recipients to remain fully invested in the Company and aligned with stockholders for the remainder of their careers.

     LONG-TERM INCENTIVE COMPENSATION PLAN. No new units were awarded in 2003 under the LTIP. Outstanding awards were adjusted to reflect the 3 for 2 common stock split that occurred in 2003. The units awarded in 2001 became fully vested as of December 31, 2003 after reaching the maximum unit value. The maximum unit value was achieved on an accelerated basis because the Company significantly exceeded its expected performance during the relevant three-year period. Book value per share grew by 71% and stock price grew by 67% over this period. The Committee believes the LTIP provided management with proper incentives to increase stockholder value. The Committee further noted that the units granted originally under the LTIP in 1997 vested with a payout of less than ten percent of the maximum unit value, because the earnings per share goals were not fully satisfied.

     The 2001 LTIP awards, representing 55,500 units in the aggregate, and valued at $250 per unit, were paid to executive officers, including the CEO, on February 12, 2004. Payment values for the five executive officers whose compensation is disclosed in the proxy statement are set forth in the Summary Compensation Table.

     CEO COMPENSATION. In general, the CEO's compensation is based on the Committee's evaluation of corporate performance and the CEO's individual performance based on specific targets.

     With respect to base salary, based on the compensation philosophy stated above and the advice of Ross, the Committee determined that the CEO's salary for 2003 should remain at $1,000,000.

     With respect to the CEO's annual incentive bonus for 2003, the Committee established financial performance targets and individual performance goals for the CEO. Quantitative financial goals represented 67% of the target annual incentive compensation for the CEO and individual non-financial goals represented 33% of that target. Quantitative financial performance targets were based on the Company's earnings per share, net income, net premiums written, return on equity and the Company's combined ratio as compared to industry. The targets were then compared with actual Company performance to determine the level of achievement and amount of annual incentive compensation earned by the CEO for the quantitative portion of the award. At the beginning of the year, the Committee and the CEO agreed upon several objective, individual non-financial goals that were deemed to be in line with the strategic needs of the Company. At the end of the year, the Committee reviewed achievement of these individual non-financial goals to determine the amount of incentive compensation earned for that component.

     Based on the results for 2003 outlined above, the Company exceeded target performance with respect to all quantitative financial goals in 2003. The CEO also achieved substantially all of the individual non-financial goals established. As a result of these achievements, the Committee approved an annual incentive payment for the CEO under the Annual Incentive Compensation Plan of $4,933,562, which was above his target 2003 incentive compensation bonus amount, but below the maximum amount allowable. This annual incentive bonus is disclosed in the Summary Compensation Table.

     The Committee believes that the CEO's leadership has contributed greatly to the Company's long-term financial strength and is important to the Company's future earnings power. Therefore, as discussed earlier under Equity-Based Compensation, restricted stock units for 202,500 shares of Common Stock (adjusted for the 3 for 2 stock split) were granted to the CEO in April 2003. These units vest at the end of five years, with no incremental vesting of the units during the five year period, and the receipt of the actual shares is deferred until retirement or as otherwise provided in the grant agreement. In addition, for the financial period 2001 through 2003, the CEO earned an award under the LTIP of 40,000 units, valued at $250 per unit, for a total of $10,000,000, as described above under the heading Long-Term Incentive Compensation Plan and as disclosed in the Summary Compensation Table.

     The Committee recognizes the long-standing stock ownership position of the CEO and his continued commitment to the Company demonstrated by his acquisition of additional shares of common stock of the Company from time to time. The Committee further notes that the CEO has not sold any shares in over 25 years. The Committee believes this level of commitment truly aligns the CEO with the long-term interests of the stockholders.

     POLICY ON QUALIFYING COMPENSATION FOR DEDUCTIBILITY. For purposes of setting incentive compensation for the CEO, the Committee has determined that the Company should consider the limitations on tax deductibility imposed under
Section 162(m) of the Internal Revenue Code. Section 162(m) disallows deductions for compensation in excess of $1,000,000 per year paid by a public corporation to certain of its executives unless certain criteria are met. In order to meet the criteria, the Committee has determined that, subject to the matters discussed below, the CEO's annual and long-term incentive compensation should be structured as "qualified performance-based compensation," which is exempt from the deduction limit. In general, this rule requires that the CEO's incentive compensation be based on attainment of one or more objective performance goals, which include quantitative financial goals and individual non-financial goals, and that the Company's stockholders approve both the performance criteria and the total amount that can be earned. For these reasons, the incentive compensation for the CEO is generally payable and/or granted under the Company's Annual Incentive Compensation Plan, LTIP and 2003 Stock Incentive Plan, each of which was approved by stockholders of the Company and is designed so that compensation payable thereunder, or attributable to the exercise of options, will generally be exempt from the deduction limits. The Committee may, in its discretion and where deemed appropriate, pay compensation to the CEO or other executive officers in addition to compensation earned under these plans. Such additional compensation may not be "qualified performance-based compensation" and would not be exempt from the deduction limits. The Committee believes that at times there are circumstances where the payment of such additional compensation may be justified as a means of furthering the Company's interest in retaining and rewarding its key personnel.

                                          Compensation and Stock Option
                                          Committee

                                          Richard G. Merrill, Chairman
                                          Mark E. Brockbank
                                          George G. Daly

April 1, 2004

     The above report of the Compensation and Stock Option Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                             EXECUTIVE COMPENSATION

     The following table sets forth all the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by the Chairman of the Board and Chief Executive Officer of the Company and the four other highest paid executive officers of the Company whose earnings exceeded $100,000 in salary and bonus.

                           SUMMARY COMPENSATION TABLE

                                                          ANNUAL COMPENSATION                      LONG TERM COMPENSATION
                                               ------------------------------------------   ------------------------------------
                                                                                                    AWARDS             PAYOUTS
                                                                                            -----------------------   ----------
                                                                                OTHER       RESTRICTED   SECURITIES
                                                                                ANNUAL        STOCK      UNDERLYING      LTIP
NAME AND                                        SALARY            BONUS      COMPENSATION     AWARDS      OPTIONS      PAYOUTS
PRINCIPAL POSITION                      YEAR      ($)              ($)           ($)          ($)(1)       (#)(2)        ($)
------------------                      ----   ---------        ----------   ------------   ----------   ----------   ----------
William R. Berkley....................  2003   1,000,000        4,933,562      268,110(3)   5,751,000          --     10,000,000(4)
  Chairman of the Board and             2002   1,000,000        5,036,000      269,140(6)          --     168,750            --
  Chief Executive Officer               2001   1,000,000        2,000,000      257,385(7)          --     900,000       912,000
James G. Shiel........................  2003     405,000          215,050           --        319,500          --       500,000(4)
  Senior Vice President --              2002     385,000          200,000           --             --      28,125            --
  Investments                           2001     367,500          175,000           --             --          --        33,600
James W. McCleary.....................  2003     399,000(8)       225,050           --        319,500          --       500,000(4)
  Senior Vice President --              2002     375,000          200,000           --             --      33,750            --
  Reinsurance Operations;               2001     293,710          175,000           --             --          --        33,600
  President, Facultative ReSources,
    Inc.
Eugene G. Ballard.....................  2003     390,000          215,050           --        426,000          --       500,000(4)
  Senior Vice President --              2002     360,000          185,000           --             --      33,750            --
  Chief Financial Officer and
    Treasurer                           2001     335,000          100,000           --             --          --            --
Ira S. Lederman.......................  2003     385,000          215,100           --        426,000          --       500,000(4)
  Senior Vice President --              2002     350,000          185,000           --             --      33,750            --
  General Counsel and Secretary         2001     315,000          100,000           --             --          --        14,400


                                         ALL OTHER
NAME AND                                COMPENSATION
PRINCIPAL POSITION                          ($)
------------------                      ------------
William R. Berkley....................    190,032(5)
  Chairman of the Board and               163,821
  Chief Executive Officer                 140,576
James G. Shiel........................     78,559(5)
  Senior Vice President --                 67,555
  Investments                              56,003
James W. McCleary.....................     88,325(5)
  Senior Vice President --                 70,150
  Reinsurance Operations;                  33,813
  President, Facultative ReSources,
    Inc.
Eugene G. Ballard.....................     63,124(5)
  Senior Vice President --                 45,497
  Chief Financial Officer and
    Treasurer                              28,984
Ira S. Lederman.......................     69,226(5)
  Senior Vice President --                 51,511
  General Counsel and Secretary            45,200

---------------

(1) Represents the market value of the common stock underlying restricted stock units (RSUs) granted on April 4, 2003 using the closing price per share on the grant date ($42.60, or, as adjusted for the stock split effected on August 27, 2003, $28.40). As of December 31, 2003, Messrs. Berkley, Shiel, McCleary, Ballard and Lederman held 202,500, 11,250, 11,250, 15,000 and 15,000 RSUs, respectively, and the underlying shares of common stock with respect to such RSUs had a year-end value of $7,077,375, $393,188, $393,188, $524,250 and $524,250, respectively.
(2) These amounts reflect the 3-for-2 common stock splits effected on August 27, 2003 and July 2, 2002.
(3) Of this amount, $200,000 represents consulting fees paid by Berkley International, LLC and $68,110 represents personal use of Company and chartered aircraft.
(4) Paid in February 2004. The units awarded in 2001 became fully vested and payable as of December 31, 2003 after reaching the maximum unit value on an accelerated basis due to the Company significantly exceeding its expected performance during the relevant three-year period.
(5) For Messrs. Berkley, Shiel, Ballard and Lederman, these amounts include contributions to the Profit Sharing Plan of $22,000 each, and premiums for term life insurance of $2,232 each and for Mr. McCleary, this amount includes a contribution to the Profit Sharing Plan of $20,000 and premiums for term life insurance of $2,142. For Messrs. Berkley, Shiel, McCleary, Ballard and Lederman, these amounts also include Benefit Replacement Plan contributions of $88,000, $22,533, $19,900, $15,375 and $20,320,
    respectively, and interest on deferred compensation of $38,819, $31,794, $37,283, $23,517 and $24,674, respectively. For Mr. Berkley, this amount also includes $31,500 of Company director fees and $7,481, representing the value of 237 shares of common stock awarded to directors, and for Mr. McCleary, this amount also includes an automobile allowance of $9,000.
(6) Of this amount, $200,000 represents consulting fees paid by Berkley International, LLC and $69,140 represents personal use of Company and chartered aircraft.
(7) Of this amount, $200,000 represents consulting fees paid by Berkley International, LLC and $57,385 represents personal use of Company and chartered aircraft.
(8) Mr. McCleary's term as an executive officer commenced in August 2001 and his compensation includes amounts received as President of Facultative ReSources, Inc.

     The following table shows for the fiscal year ended December 31, 2003 information concerning the exercise of options and the number and value of unexercised options for the executive officers named in the Summary Compensation Table.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                                                    NUMBER OF
                                                                                   SECURITIES           VALUE OF
                                                                                   UNDERLYING          UNEXERCISED
                                                                                   UNEXERCISED        IN-THE-MONEY
                                                                                OPTIONS AT FISCAL   OPTIONS AT FISCAL
                                                                                    YEAR-END            YEAR-END
                                                                                   12/31/03(#)         12/31/03($)
                                       SHARES ACQUIRED ON                         EXERCISABLE/        EXERCISABLE/
NAME                                     EXERCISE(#)(1)     VALUE REALIZED($)   UNEXERCISABLE(1)    UNEXERCISABLE(1)
----                                   ------------------   -----------------   -----------------   -----------------
William R. Berkley...................       129,375             3,211,875           1,957,500/         39,294,450/
                                                                                    1,220,625          18,280,856
James G. Shiel.......................        18,563               411,171              52,312/            928,633/
                                                                                       60,751           1,057,052
James W. McCleary....................            --                    --              50,906/          1,044,873
                                                                                       60,469           1,003,381
Eugene G. Ballard....................            --                    --              19,687/            516,333/
                                                                                       70,313           1,320,117
Ira S. Lederman......................            --                    --              48,573/            910,789/
                                                                                       61,876           1,023,374

---------------

(1) These amounts reflect the 3-for-2 common stock split effected on August 27, 2003.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under our existing equity compensation plans and arrangements as of December 31, 2003. These plans include the W. R. Berkley Corporation 2003 Stock Incentive Plan, the W. R. Berkley Corporation 1997 Long-Term Incentive Compensation Plan and the Amended and Restated W. R. Berkley Corporation 1997 Directors Stock Plan. The table also includes information regarding restricted stock units ("RSUs") awarded to officers of the Company and its subsidiaries on April 4, 2003.

                                                                                          (C) NUMBER OF
                                            (A) NUMBER OF                              SECURITIES REMAINING
                                          SECURITIES TO BE    (B) WEIGHTED-AVERAGE     AVAILABLE FOR FUTURE
                                             ISSUED UPON       EXERCISE PRICE OF      ISSUANCE UNDER EQUITY
                                             EXERCISE OF          OUTSTANDING           COMPENSATION PLANS
                                             OUTSTANDING            OPTIONS,          (EXCLUDING SECURITIES
                                          OPTIONS, WARRANTS       WARRANTS AND             REFLECTED IN
PLAN CATEGORY                               AND RIGHTS(1)          RIGHTS(1)              COLUMN (A))(1)
-------------                             -----------------   --------------------   ------------------------
Equity compensation plans approved by
  stockholders..........................      8,477,821              $17.53                 3,672,318
Equity compensation plans not approved
  by stockholders.......................        450,000(2)               --                        --
                                              ---------              ------                 ---------
Total...................................      8,927,821              $16.65                 3,672,318
                                              =========              ======                 =========

------------------------------
(1) These amounts reflect the 3-for-2 common stock split effected on August 27, 2003.

(2) On April 4, 2003 the Company granted an aggregate of 450,000 restricted stock units ("RSUs") (on a split adjusted basis) to certain officers of the Company and its subsidiaries. Each RSU represents the right to receive one share of common stock, subject to vesting requirements and continued employment, following the recipient's termination of employment with the Company and its subsidiaries. Delivery of shares of common stock to the RSU recipients in satisfaction of the settlement of RSUs will be satisfied exclusively from treasury shares held by the Company. The RSUs held by any recipient will vest in full in one installment on April 4, 2008 (the "Vesting Date"), provided the recipient remains employed with the Company and/or its subsidiaries on the Vesting Date. If a recipient terminates employment prior to the Vesting Date on account of death, disability or retirement, a pro rata share of the number of RSUs granted to the recipient shall vest and be distributed to the recipient as of such termination date. Upon termination of employment for any other reason prior to vesting, all RSUs held by the recipient will expire and be forfeited. In the event of a Change of Control of the Company (as defined in the RSU Agreements) all RSUs will vest in full and the shares of common stock underlying each RSU will be delivered to the RSU recipients. The Compensation and Stock Option Committee of the Board retains the right to accelerate the vesting of any or all RSUs at any time, for any reason. The following list sets forth the names of the executive officers of the Company who received RSUs and the number of RSUs each individual received (on a split adjusted basis): William R. Berkley - 202,500; William R. Berkley, Jr. - 15,000; Eugene G. Ballard - 15,000; Robert P. Cole - 11,250; Paul J. Hancock - 7,500; Robert C. Hewitt - 7,500; Ira S. Lederman - 15,000; James W. McCleary - 11,250; Clement P. Patafio - 3,750; and James G. Shiel - 11,250; and an aggregate of 150,000 RSUs were granted to 24 other officers of the Company and its subsidiaries.

                        COMPANY STOCK PERFORMANCE GRAPH

     The graph below compares the cumulative total return on the Company's common stock for the last five fiscal years with the cumulative total return on the Standard & Poor's (S&P) 500 Index and a Peer Group over the same period (assuming the investment of $100 in each category on December 31, 1998 and the reinvestment of all dividends). The Peer Group was selected based upon current comparable industry criteria.

                              [Performance Chart]

--------------------------------------------------------------------------------------------------------------------------
                                                Dec-98       Dec-99       Dec-00       Dec-01       Dec-02       Dec-03
--------------------------------------------------------------------------------------------------------------------------
 W. R. Berkley Corporation                       $100         $ 63         $145         $167         $186         $248
 S&P 500(R)                                      $100         $121         $110         $ 97         $ 76         $ 97
 Peer Group (11 Stocks)                          $100         $ 80         $125         $115         $ 99         $119

     The Peer Group consists of ACE Limited, The Chubb Corporation, Cincinnati Financial Corp., CNA Financial Corp., Everest Re Group, Ltd., HCC Insurance Holdings, Inc., Markel Corp., The Ohio Casualty Corporation, SAFECO Corp., The St. Paul Companies, Inc. and XL Capital Ltd.

Copyright(C) 2004, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved.

                   APPROVAL OF THE W. R. BERKLEY CORPORATION
                         2004 LONG-TERM INCENTIVE PLAN

     The Board submits to the stockholders for approval the W. R. Berkley Corporation 2004 Long-Term Incentive Plan (the "LTIP"). The Board believes that it is in the best interest of the Company and the stockholders to adopt the LTIP. The LTIP is a cash-based plan that does not provide for the payment of any equity compensation. It is designed to encourage teamwork among certain key employees of the Company and its subsidiaries and affiliates to foster the achievement of the Company's long-term goals, to reward these employees with pay that relates to the Company's performance and to provide a means through which the Company may attract, motivate and retain talented individuals who can assist the Company in achieving its long-term goals. Compensation payable under the LTIP is based on long-term corporate performance and is tied to an increase in stockholder value.

     The LTIP is designed so that all compensation payable thereunder will be fully deductible by the Company under Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"), and is being submitted to the stockholders for the sole purpose of complying with the shareholder approval requirements of Section 162(m). If the LTIP is not approved by the stockholders, the LTIP will expire and all awards under the LTIP will become void.

     The following summary of the material features of the LTIP is qualified in its entirety by the terms of the LTIP as filed with the Securities and Exchange Commission.

TERM OF THE LTIP

     Provided the stockholders approve the LTIP and unless earlier terminated, the LTIP has a 5-year term and will terminate on December 31, 2008. After the LTIP is terminated, no awards may be granted but awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and subject to the completion of the applicable performance period. Because performance periods may last up to five (5) years, awards granted under the LTIP in the last year of the term may accrue value through December 31, 2013.

ADMINISTRATION

     The LTIP will be administered by a committee appointed by the Board of Directors. The Compensation and Stock Option Committee has been appointed to administer the LTIP (the administrator of the LTIP is hereafter referred to as the "Committee"). The Board of Directors may from time to time, in its discretion, change the members of the Committee and/or appoint new members. The Committee may, in certain circumstances, delegate its authority and administrative duties under the LTIP to one or more of its members or to one or more officers of the Company or its subsidiaries or affiliates.

     The Committee has full and exclusive discretionary power to administer the LTIP, including interpreting the terms and the intent of the LTIP and any award agreement or other agreement thereunder, selecting award recipients, granting awards, establishing all terms and conditions for awards and making all other determinations it deems necessary or proper for the administration of the LTIP.

ELIGIBILITY

     Participation in the LTIP will be limited to key employees of the Company and its subsidiaries and affiliates designated by the Committee. There are approximately 275 key employees currently eligible for participation in the LTIP.

PERFORMANCE UNITS

     The LTIP allows for the award of performance units ("Units") to key employees in such amounts and upon such terms as determined by the Committee. The Units are intended to provide value to the recipients based on the attainment of certain performance goals set by the Committee over the course of a specified performance period. Performance periods must be greater than one year but no more than five years. The realization of value may, in addition, be conditioned on certain vesting and continued employment conditions. At the end of the performance period, or earlier upon specified trigger events, the award recipients will receive a cash payment based on the degree of attainment of the performance goals and other vesting conditions. The Committee also has the authority to provide for accelerated vesting of any award based on the early achievement of performance goals. The maximum aggregate amount awarded or credited with respect to awards to any employee covered by Section 162(m) (a "Covered Employee") in any one year during a performance period may not exceed ten million dollars ($10,000,000) ("Annual Award Limit"), plus the amount of the Covered Employee's unused applicable Annual Award Limit as of the close of the previous year. Except as otherwise provided in an award agreement or as otherwise determined at any time by the Committee, Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than to a designated beneficiary upon a participant's death, by will or by the laws of descent and distribution.

PERFORMANCE MEASURES

     The performance goals, upon which the payment or vesting of any award to any Covered Employee is contingent, are limited to the following performance measures: net income; net income per share; aggregate or per share book value or adjusted book value; written premiums (net or gross); return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or premiums); cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); combined ratios (an insurance industry measure of underwriting profitability, not including investment income); EVA(R) (economic value added); share price (including, but not limited to, growth measures and total shareholder return); and increase in or maintenance of the Company's market share. The Committee may base performance goals on other performance measures not listed above for awards granted to individuals other than Covered Employees.

     Any one or more of these performance measure(s) may be used to measure the performance of the Company, a subsidiary, and/or affiliate as a whole, or any business unit of the Company, subsidiary, and/or affiliate, or any combination thereof, or by comparison with the performance of one or more comparison companies or business units, or any published or special index that the Committee deems appropriate.

     The Committee may provide in any award that any evaluation of the attainment of performance goals may include or exclude any of the following events that occur during a performance period: asset write-downs; litigation or claim judgments or settlements; the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; any reorganization and restructuring programs; extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; acquisitions or divestitures; foreign exchange gains and losses; and any stock repurchase programs.

DEFERRALS

     The Committee may permit or require an award holder to defer the receipt of the payment of cash that would otherwise be due to such holder by virtue of the satisfaction of any requirements or performance goals with respect to any awards, subject to such rules and procedures the Committee may establish for the purpose of permitting or requiring such deferrals.

CHANGE OF CONTROL

     The Committee may prescribe certain consequences for an award upon the occurrence of a Change of Control (as defined in the LTIP), such as funding the award through a rabbi trust or acceleration and payment of the award, and may set forth such consequences in the award agreement.

TERMINATION AND AMENDMENT

     The Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the LTIP in whole or in part; provided, however, that no amendment of the LTIP shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule.

NEW PLAN BENEFITS

     Because the award of Units is within the discretion of the Committee, the Company cannot determine the number and value of Units to be granted in the future. Further, the Units are cash-based, not equity-based. The following table sets forth the number of Units granted to the Chief Executive Officer and the four other highest paid executive officers of the Company individually, all executive officers as a group and all employees who are not executive officers as a group, in each case, as of the date of this proxy statement. These Units were granted subject to stockholder approval of the LTIP.

                                                               DOLLAR     NUMBER
NAME AND POSITION                                             VALUE(1)   OF UNITS
-----------------                                             --------   --------
William R. Berkley..........................................    N/A       40,000
James G. Shiel..............................................    N/A        2,500
James W. McCleary...........................................    N/A        2,500
Eugene G. Ballard...........................................    N/A        3,000
Ira S. Lederman.............................................    N/A        3,000
All executive officers as a group...........................    N/A       62,500
All employees who are not executive officers as a group.....    N/A       37,500

------------------------------

(1) The dollar value of Units granted in 2004 is not presently determinable because the value is based on the future attainment of certain performance goals. If the LTIP had been in effect in 2003 and these Units had been granted or outstanding in 2003, then based on the achievement of the 2004 performance goals applied to actual performance in 2003, the assumed dollar value of each Unit for fiscal 2003 would have been $42.11. Based on this number, the assumed aggregate 2003 value of Units granted to Messrs. Berkley, Shiel, McCleary, Ballard and Lederman would have been $1,684,400, $105,275, $105,275, $126,330 and $126,330, respectively; the assumed 2003 value of Units granted to all executive officers as a group would have been $2,631,875; and the assumed 2003 value of Units granted to all employees who are not executive officers as a group would have been $1,579,125. The Units granted in 2004 are subject to a five (5) year performance period and are also subject to certain continued employment conditions, and the cumulative Unit values over the course of the performance period will be payable only at the end of such performance period, or earlier upon certain trigger events, and only to the extent such continued employment conditions are satisfied.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE W. R. BERKLEY CORPORATION 2004 LONG-TERM INCENTIVE PLAN.

               AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION
                      TO INCREASE AUTHORIZED COMMON STOCK

     The Board of Directors has unanimously voted to recommend that the stockholders adopt an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 shares to 300,000,000 shares. If the amendment is approved, the shares may be issued from time to time by the Board of Directors. It is not expected that further authorization from stockholders will be solicited for the issuance of any shares of common stock, except to the extent such authorization is required by law or by the rules of the New York Stock Exchange. Currently, there is no agreement, arrangement or understanding relating to the issuance and sale of the additional shares of common stock which would be authorized by the proposed amendment. Stockholders do not have, and the proposed amendment would not create, any preemptive rights.

     The Company currently has 150,000,000 shares of common stock authorized. At December 31, 2003, there were 83,537,740 shares issued and outstanding, and 20,964,520 shares held in treasury. The Board believes it is desirable for the Company to have a sufficient number of shares of common stock available, as the occasion may arise, for possible future financings or acquisition transactions, stock dividends or splits (such as the 3-for-2 stock splits effected in each of 2002 and 2003), stock issuances pursuant to employee benefit plans and other proper corporate purposes. Having such additional shares available for issuance in the future would give the Company greater flexibility by allowing shares to be issued without incurring the delay and expense of a special stockholders' meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION.

                      APPOINTMENT OF INDEPENDENT AUDITORS

     KPMG LLP has been appointed by the Board as independent certified public accountants to audit the financial statements of the Company for the fiscal year ending December 31, 2004. The appointment of this firm was recommended to the Board by the Audit Committee. The Board is submitting this matter to a vote of stockholders in order to ascertain their views. If the appointment of KPMG is not ratified, the Board will reconsider its action and will appoint auditors for the 2004 fiscal year without further stockholder action. Further, even if the appointment is ratified by stockholder action, the Board may at any time in the future in its discretion reconsider the appointment without submitting the matter to a vote of stockholders.

     It is expected that representatives of KPMG will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG.

AUDIT AND NON-AUDIT FEES

     The aggregate amount of the fees billed or expected to be billed by KPMG for its professional services in 2003 and 2002 were as follows:

TYPE OF FEES                                                   2003($)     2002($)
------------                                                  ---------   ---------
Audit Fees(1)...............................................  2,289,750   1,964,400
Audit-Related Fees(2).......................................     40,000      29,750
Tax Fees(3).................................................     68,250      85,025
All Other Fees..............................................         --          --
Total Fees..................................................  2,398,000   2,079,175

------------------------------

(1) Audit fees consist of fees the Company paid to KPMG for professional services for the audit of the Company's consolidated financial statements included in its Form 10-K and review of financial statements included in its Forms 10-Q, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements and public offerings of securities.

(2) Fees associated with the audit of health and benefit plans.

(3) Tax fees consist of fees for tax consultations and tax compliance services.

PRE-APPROVAL POLICIES

     Consistent with SEC policies regarding auditor independence, the Audit Committee has adopted a policy regarding the pre-approval of services of the Company's independent auditors. Pursuant to this policy, such services may be generally pre-approved on an annual basis; other services, or services exceeding the pre-approved cost levels, must be specifically pre-approved by the Audit Committee. The Audit Committee may also delegate pre-approval authority to one or more of its members. All of such fees for 2003 were approved by the Audit Committee in accordance with this policy.

                             AUDIT COMMITTEE REPORT

To the Board of Directors of W. R. Berkley Corporation:

     The Audit Committee of the Board of Directors met with management and the independent accountants, KPMG LLP, to review and discuss the December 31, 2003 financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

     Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, to be filed with the Securities and Exchange Commission.

                                         Audit Committee

                                         Mark L. Shapiro, Chairman
                                         Ronald E. Blaylock
                                         Philip J. Ablove
March 31, 2004

     The above report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     Management is not aware of any matters to come before the Annual Meeting other than as set forth above. However, since matters of which management is not now aware may come before the Annual Meeting or any adjournment thereof, the proxies intend to vote, act and consent in accordance with their best judgment with respect thereto. Upon receipt of such proxies (in the form enclosed and properly signed) in time for voting, the shares represented thereby will be voted as indicated therein and in this proxy statement.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on its review of the copies of Forms 3, 4 and 5 received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that all filing requirements under Section 16(a) of the Exchange Act applicable to its officers, directors and ten-percent stockholders were complied with during the fiscal year ended December 31, 2003, except that Jack H. Nusbaum, a director of the Company, did not file a timely Form 4 with respect to the sale of 3,000 shares of the Company's common stock in January 2002 by a trust of which he served as co-trustee, and Robert W. Gosselink, Senior Vice President, Insurance Risk Management of the Company, did not file a timely Form 4 with respect 7,500 options granted to him in November 2003. Both of the foregoing filings have since been made.

                  STOCKHOLDER NOMINATIONS FOR BOARD MEMBERSHIP
                  AND OTHER PROPOSALS FOR 2005 ANNUAL MEETING

     It is anticipated that the next Annual Meeting of Stockholders after the one scheduled for May 11, 2004 will be held on or about May 10, 2005. The Company's By-Laws require that, for nominations of directors or other business to be properly brought before an Annual Meeting of Stockholders, written notice of such nomination or proposal for other business must be furnished to the Company. Such notice must contain certain information concerning the nominating or proposing stockholder and information concerning the nominee and must be furnished by the stockholder (who must be entitled to vote at the meeting) to the Secretary of the Company, in the case of the Annual Meeting of Stockholders to be held in 2005 no earlier than February 9, 2005 and no later than March 11, 2005. A copy of the applicable provisions of the By-Laws may be obtained by any stockholder, without charge, upon written request to the Secretary of the Company at the address set forth below.

     Since the Company did not receive timely notice of any stockholder proposal for the 2004 Annual Meeting, it will have discretionary authority to vote on any stockholder proposals presented at such meeting.

     In addition to the foregoing, and in accordance with the rules of the Securities and Exchange Commission, in order for a stockholder proposal, relating to a proper subject, to be considered for inclusion in the Company's proxy statement and form of proxy relating to the Annual Meeting of Stockholders to be held in 2005, such proposal must be received by the Secretary of the Company by December 13, 2004 in the form required under and subject to the other requirements of the applicable rules of the Securities and Exchange Commission. Any such proposal should be submitted by certified mail, return receipt requested, or other means, including electronic means, that allow the stockholder to prove the date of delivery.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 IS AVAILABLE WITHOUT CHARGE TO ANY STOCKHOLDER OF THE COMPANY WHO REQUESTS A COPY IN WRITING. REQUESTS FOR COPIES OF THIS REPORT SHOULD BE DIRECTED TO THE SECRETARY, W. R. BERKLEY CORPORATION, 475 STEAMBOAT ROAD, GREENWICH, CONNECTICUT 06830.

                                         By Order of the Board of Directors,

                                         WILLIAM R. BERKLEY
                                         Chairman of the Board and
                                         Chief Executive Officer

                                                                         ANNEX A

                           W. R. BERKLEY CORPORATION
                            AUDIT COMMITTEE CHARTER

PURPOSE

     The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

     The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

COMMITTEE MEMBERSHIP

     The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission. At least one member of the Audit Committee shall be an audit committee financial expert as defined by the Commission. Audit Committee members shall not simultaneously serve on the audit committees of more than two public companies.

     The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board.

MEETINGS

     The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

     The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit or related work. The independent auditor shall report directly to the Audit Committee.

     The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.

     The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that the decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

     The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

     The Audit Committee shall make regular reports to the Board. It shall review with the full board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, or the performance of the internal audit function. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall review its own performance annually and confirm to the Board that all responsibilities outlined in the charter have been carried out.

     The Audit Committee, to the extent it deems necessary or appropriate, shall:

                   FINANCIAL STATEMENT AND DISCLOSURE MATTERS

     1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

     2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including Management Discussion and Analysis and the results of the independent auditor's reviews of the quarterly financial statements.

     3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, discussions with the national office of the independent auditor, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

     4. Review and discuss quarterly reports from the independent auditors on:

          (a) All critical accounting policies and practices to be used.

          (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

          (c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

     5. Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

     6. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

     7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

     8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

     9. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

      OVERSIGHT OF THE COMPANY'S RELATIONSHIP WITH THE INDEPENDENT AUDITOR

     1. Review and evaluate the lead partner of the independent auditor team.

     2. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) material issues raised by internal-control reviews, peer reviews or governmental or professional investigations of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more audits carried out by the firm, (c) any steps taken to deal with such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

     3. Ensure the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

     4. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

     5. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

               OVERSIGHT OF THE COMPANY'S INTERNAL AUDIT FUNCTION

     1. Ensure the Company maintains an internal audit function to provide management and the committee with ongoing assessments of the Company's risk management process and systems of internal control.

     2. Review the appointment and replacement of the senior internal auditing executive.

     3. Review the significant reports to management prepared by the internal auditing department and management's responses.

     4. Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

                     COMPLIANCE OVERSIGHT RESPONSIBILITIES

     1. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

     2. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable laws and regulations. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

     3. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     4. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

     5. Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

LIMITATION OF AUDIT COMMITTEE'S ROLE

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

AS AMENDED MARCH 9, 2004

                                                                         ANNEX B

                         2004 Long-Term Incentive Plan

                           W. R. Berkley Corporation

                           EFFECTIVE JANUARY 1, 2004

                                    Contents

Article 1.   Establishment, Purpose, and Duration........................   B-3
Article 2.   Definitions.................................................   B-3
Article 3.   Administration..............................................   B-5
Article 4.   Annual Award Limit..........................................   B-5
Article 5.   Eligibility and Participation...............................   B-6
Article 6.   Performance Units...........................................   B-6
Article 7.   Performance Measures........................................   B-7
Article 8.   Beneficiary Designation.....................................   B-8
Article 9.   Deferrals...................................................   B-8
Article 10.  Rights of Participants......................................   B-8
Article 11.  Change of Control...........................................   B-9
Article 12.  Amendment, Modification, Suspension, and Termination........   B-9
Article 13.  Withholding.................................................   B-9
Article 14.  Successors..................................................   B-9
Article 15.  General Provisions..........................................  B-10

                           W. R. Berkley Corporation
                         2004 Long-Term Incentive Plan

                                   Article 1.

                      Establishment, Purpose, and Duration

     1.1 Establishment. W. R. Berkley Corporation, a Delaware corporation (hereinafter referred to as the "Company"), establishes a long-term incentive plan to be known as the W. R. Berkley Corporation 2004 Long-Term Incentive Plan (hereinafter referred to as the "Plan"), as set forth in this document.

     The Plan permits the grant of Performance Units whose payout in cash depends on the long-term performance of the Company and/or Participants during a Performance Period.

     The Plan shall become effective on January 1, 2004 (the "Effective Date") subject to approval by the Company's shareholders at its annual meeting to be held on May 11, 2004. The Plan, if so approved, shall remain in effect as provided in Section 1.3 hereof. If not so approved, the Plan and any Awards granted under the Plan shall be null and void, ab initio.

     1.2 Purpose of the Plan. The primary purposes of the Plan are to: (a) encourage teamwork among Participants to help achieve the Company's long-term goals; (b) reward performance with pay that varies in relation to the Company's and/or Participant's performance; and (c) provide a means through which the Company may attract, motivate, and retain individuals who can assist the Company in achieving its long-term goals. The Company intends that compensation payable under the Plan will qualify for deduction under Code Section 162(m).

     1.3 Duration of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate five (5) years from the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan's terms and conditions.

                                   ARTICLE 2.

                                  Definitions

     Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

     2.1 "Affiliate" shall mean an "Affiliate" of the Company as such term is defined in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

     2.2 "Annual Award Limit" has the meaning set forth in Article 4.

     2.3 "Award" means a grant of one or more Performance Units under Article 6.

     2.4 "Award Agreement" means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written statement issued by the Company to a Participant describing the terms and provisions of such Award.

     2.5 "Board" or "Board of Directors" means the Board of Directors of the Company.

     2.6 "Change of Control" shall have the meaning ascribed thereto in the Company's 2003 Stock Incentive Plan.

     2.7 "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time.

     2.8 "Committee" means the Compensation and Stock Option Committee of the Board, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board and when determining Awards intended to be Performance-Based Compensation for Covered Employees and making other determinations with respect to such Awards for Covered Employees hereunder shall be "outside directors" within the meaning of Code Section 162(m) and the regulations promulgated thereunder, or any successor statute.

     2.9 "Company" means W. R. Berkley Corporation, a Delaware corporation, and any successor thereto as provided in Article 14 herein.

     2.10 "Covered Employee" means a Participant who is a "covered employee," as defined in Code Section 162(m) and the regulations promulgated under Code Section 162(m), or any successor statute.

     2.11 "Director" means any individual who is a member of the Board.

     2.12 "Effective Date" has the meaning set forth in Section 1.1.

     2.13 "Employee" means any employee of the Company, an Affiliate, and/or Subsidiary.

     2.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

     2.15 "Insider" shall mean an individual who has been determined by the Company to be an "insider" for purposes of Section 16 of the Exchange Act.

     2.16 "Participant" means any eligible person as set forth in Article 5 to whom an Award is granted.

     2.17 "Performance-Based Compensation" means compensation under an Award that satisfies the requirements of Section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

     2.18 "Performance Measures" means measures as described in Article 7 on which the performance goals are based and which are approved by the Company's shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

     2.19 "Performance Period" means the period of time, which must be greater than a Plan Year but no longer than five years, during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

     2.20 "Performance Unit" means an Award granted to a Participant, as described in Article 6.

     2.21 "Plan" means the W. R. Berkley Corporation 2004 Long-Term Incentive Plan.

     2.22 "Plan Year" means the Company's fiscal year.

     2.23 "Subsidiary" means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

                                   Article 3.

                                 Administration

     3.1 General. The Committee shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of the Plan. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. A majority of the Committee shall constitute a quorum. Committee decisions and determinations shall be made by a majority of its members present at a meeting at which a quorum is present, and all actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested persons.

     3.2 Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, granting Awards, establishing all Award terms and conditions, including the number of Performance Units subject to each Award and/or the amount and value and/or maximum value for each Award, as applicable, and such other terms and conditions as set forth in Award Agreements, and, subject to Article 12, adopting modifications and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, an Affiliate, and/or a Subsidiary operate.

     3.3 Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or a Subsidiary or an Affiliate or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any person to whom it has delegated duties or powers as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the
Committee: (a) designate Employees to be recipients of Awards; and (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee that is considered an Insider and/or a Covered Employee; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

                                   Article 4.

                               Annual Award Limit

     Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the maximum aggregate amount awarded or credited with respect to Awards to any one Covered Employee in any one Plan Year may not exceed ten million dollars ($10,000,000)

("Annual Award Limit"), plus the amount of the Covered Employee's unused applicable Annual Award Limit as of the close of the previous Plan Year.

                                   Article 5.

                         Eligibility and Participation

     5.1 Eligibility. Individuals eligible to participate in this Plan include all Employees.

     5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Employees, those to whom Awards shall be granted. Only those Employees selected by the Committee to receive an Award shall be granted an Award and become a Participant.

                                   Article 6.

                               Performance Units

     6.1 Grant of Performance Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units to Participants in such amounts and upon such terms as the Committee shall determine.

     6.2 Value of Performance Units. Each Performance Unit shall have an initial value, which may be zero, that is established by the Committee at the time of grant. The Committee shall set performance goals for a Performance Period in its discretion which, depending on the extent to which they are met, will determine the value of Performance Units that will be paid out to the Participant.

     6.3 Earning of Performance Units. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the value and number of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved and may also be based on a Participant's continued employment.

     6.4 Form and Timing of Payment of Performance Units. Payment of earned Performance Units shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, earned Performance Units shall be paid in cash equal to the value of the earned Performance Units as soon as practicable after the end of the Performance Period or as otherwise set forth in the Award Agreement.

     6.5 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units, the extent to which such Performance Units shall be forfeited and the extent to which the value of any Performance Units will be paid out in cash to the Participant at or following termination of the Participant's employment with the Company, and all Affiliates and Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

     6.6 Nontransferability. Except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, Performance Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than to a designated beneficiary upon death, by will or by the laws of descent and distribution.

                                   Article 7.

                              Performance Measures

     7.1 Performance Measures. Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the general Performance Measures set forth in this Article 7, the performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

     (a) Net income;

     (b) Net income per share;

     (c) Aggregate or per share book value or adjusted book value;

     (d) Written premiums (net or gross);

     (e) Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or premiums);

     (f) Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

     (g) Combined ratios;

     (h) EVA(R);

     (i) Share price (including, but not limited to, growth measures and total shareholder return); and

     (j) Increase in or maintenance of the Company's market share.

     Any one or more Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, or by comparison with the performance of one or more comparison companies or business units, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Committee may select Performance Measure (i) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 7.

     The Committee may base performance goals on other Performance Measures not listed above for Awards granted to individuals other than Covered Employees. The Performance Measures for any particular Award shall be set forth in the applicable Award Agreement as determined by the Committee and need not be uniform among Participants.

     7.2 Evaluation of Performance. The Committee may provide in any such Award that any calculation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board

Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year, (f) acquisitions or divestitures, (g) foreign exchange gains and losses and (h) any stock repurchase programs. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

     7.3 Adjustment of Performance-Based Compensation. Awards that are designed to qualify as Performance-Based Compensation, and that are held by Covered Employees, may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

     7.4 Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 7.1.

                                   Article 8.

                            Beneficiary Designation

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, earned benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                                   Article 9.

                                   Deferrals

     The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or performance goals with respect to Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

                                  Article 10.

                             Rights of Participants

     10.1 Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, an Affiliate or Subsidiary to terminate any Participant's employment any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his or her employment for any specified period of time.

     Neither an Award hereunder nor the Plan nor any benefits arising under this Plan shall constitute an employment contract between the Participant and the Company, an Affiliate or Subsidiary and, accordingly, shall not restrict or prohibit the Company, an Affiliate or Subsidiary from terminating such Participant's employment at any time and for any reason.

     10.2 Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

                                  Article 11.

                               Change of Control

     Upon the occurrence of a Change of Control, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, the treatment of any outstanding Awards shall be governed by the provisions of the applicable Award Agreements.

                                  Article 12.

              Amendment, Modification, Suspension, and Termination

     12.1 Amendment, Modification, Suspension, and Termination.  Subject to
Section 12.2, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that no amendment of the Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

     12.2 Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary but subject to Section 7.3 herein, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

                                  Article 13.

                                  Withholding

     The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount necessary to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

                                  Article 14.

                                   Successors

     All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                                  Article 15.

                               General Provisions

     15.1 Forfeiture Events.

     (a) The Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant's provision of services to the Company, an Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, any Affiliates, and/or Subsidiaries.

     (b) Any amounts payable to Participants under this Plan shall be subject to forfeiture as and to the extent provided in Section 304 of the Sarbanes-Oxley Act of 2002 or other applicable law.

     15.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

     15.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     15.4 Requirements of Law. The granting of Awards under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     15.5 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, a Subsidiary or Affiliate may make to aid the Company in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind (other than a rabbi trust, as described below, if instituted), or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary or an Affiliate, as determined by the Committee and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts; provided, however, that the Company may establish a grantor trust within the meaning of IRS Revenue Procedure 92-64 (a "rabbi trust") and fund such trust for the purpose of providing payments when due hereunder.

     15.6 Retirement and Welfare Plans. Neither Awards made under the Plan nor cash paid pursuant to such Awards may be included as "compensation" for purposes of computing the benefits payable to any Participant under the Company's or any Subsidiary's or Affiliate's retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a participant's benefit.

     15.7 Nonexclusivity of the Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

     15.8 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company's or a Subsidiary's or an Affiliate's right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

     15.9 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

                            W. R. BERKLEY CORPORATION


                                                                           PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                           W. R. BERKLEY CORPORATION


The undersigned stockholder of W. R. BERKLEY CORPORATION hereby appoints IRA S. LEDERMAN and EUGENE G. BALLARD, and either of them, the true and lawful agents and proxies of the undersigned, with full power of substitution to each of them, to vote all shares of common stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at the offices of the Company, 475 Steamboat Road, Greenwich, Connecticut on May 11, 2004, and at any adjournment of such meeting.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)










                      See reverse for voting instructions.

                             - Please detach here -

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
 THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
                          FOR PROPOSALS 1, 2, 3 AND 4.

1. Election of   01 William R. Berkley, Jr.  03 Mark E. Brockbank    [ ]  FOR all nominees                [ ] WITHHOLD AUTHORITY to
   directors:    02 Ronald E. Blaylock       04 Rodney A. Hawes, Jr.      listed except as marked             vote for all
                                                                          to the contrary below               nominees listed


INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE                       [                         ]
NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.


2.      To approve the W. R. Berkley Corporation 2004 Long-Term Incentive Plan.        [ ]  For     [ ] Against    [ ] Abstain

3.      To approve the Amendment to the Restated Certificate of Incorporation of       [ ]  For     [ ] Against    [ ] Abstain
        W. R. Berkley Corporation.

4.      To ratify the appointment of KPMG LLP as independent certified public          [ ]  For     [ ] Against    [ ] Abstain
        accountants for W. R. Berkley Corporation for the fiscal year ending
        December 31, 2004

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

Address Change? Mark Box  [ ]       The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement
Indicate changes below:             for the 2004 Annual Meeting and the Annual Report for the fiscal year ended December 31, 2003.


                                                                                        DATE, SIGN AND MAIL PROMPTLY IN THE ENCLOSED
                                                                                        ENVELOPE.

                                                                                        Date _______________________________________
                                                                                        [                                          ]
                                                                                        Signature(s) in Box

                                                                                        Please sign your name or names exactly as
                                                                                        printed opposite. When signing as attorney,
                                                                                        executor, administrator, trustee, guardian
                                                                                        or corporate officer, please give your full
                                                                                        title as such. Joint owners should each
                                                                                        sign. DATE, SIGN AND MAIL PROMPTLY IN THE
                                                                                        ENCLOSED ENVELOPE.